Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Net periodic benefit cost, 1% increase	$ 39
Net periodic benefit cost, 1% decrease	(34)
Benefit obligation, 1% increase	193
Benefit obligation, 1% decrease	$ (173)